POWER OF ATTORNEY

We, the undersigned directors and officers of Aetna Series Fund Inc., Aetna Investment Advisers Fund, Inc., Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc. hereby severally constitute and appoint Susan E. Bryant, Amy R. Doberman and Julie E. Rockmore, and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933, and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

Aetna Series Fund, Inc.                           33-41694
Aetna Series Fund, Inc. -
(Aetna Generation Funds)                          33-85620
Aetna Investment Advisers Fund, Inc.              33-27247
Aetna Generation Portfolios, Inc.                 33-88334
Aetna Variable Portfolios, Inc.                   333-05173

Registration Statements filed under the Investment Company Act of 1940:

Aetna Series Fund, Inc.                           811-6352
Aetna Investment Advisers Fund, Inc.              811-5773
Aetna Generation Portfolios, Inc.                 811-8934
Aetna Variable Portfolios, Inc.                   811-7651

hereby ratifying and confirming on this 3rd day of April, 1997, our signatures as they may be signed by our said attorneys to any such Registration Statements and any and all amendments thereto.

           Signature/Title                          Signature/Title
           ---------------                          ---------------


        /s/ Shaun P. Mathews                       /s/ J. Scott Fox
--------------------------------------   --------------------------------------
          Shaun P. Mathews                           J. Scott Fox
       President and Director                Treasurer and Vice President
    (Principal Executive Officer)         (Principal Financial and Accounting
                                                       Officer)

    /s/ Morton Ehrlich, Director
--------------------------------------   --------------------------------------
      Morton Ehrlich, Director                 Timothy A. Holt, Director


   /s/ Maria T. Fighetti, Director             /s/ Sidney Koch, Director
--------------------------------------   --------------------------------------
     Maria T. Fighetti, Director                 Sidney Koch, Director


    /s/ David L. Grove, Director           /s/ Corine T. Norgaard, Director
--------------------------------------   --------------------------------------
      David L. Grove, Director               Corine T. Norgaard, Director


                                           /s/ Richard G. Scheide, Director
--------------------------------------   --------------------------------------
     Daniel P. Kearney, Director             Richard G. Scheide, Director

                                POWER OF ATTORNEY

We, the undersigned directors and officers of Aetna Series Fund Inc., Aetna Investment Advisers Fund, Inc., Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc. hereby severally constitute and appoint Susan E. Bryant, Amy R. Doberman and Julie E. Rockmore, and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933, and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

Aetna Series Fund, Inc.                           33-41694
Aetna Series Fund, Inc. -
(Aetna Generation Funds)                          33-85620
Aetna Investment Advisers Fund, Inc.              33-27247
Aetna Generation Portfolios, Inc.                 33-88334
Aetna Variable Portfolios, Inc.                   333-05173

Registration Statements filed under the Investment Company Act of 1940:

Aetna Series Fund, Inc.                           811-6352
Aetna Investment Advisers Fund, Inc.              811-5773
Aetna Generation Portfolios, Inc.                 811-8934
Aetna Variable Portfolios, Inc.                   811-7651

hereby ratifying and confirming on this 8th day of April, 1997, our signatures as they may be signed by our said attorneys to any such Registration Statements and any and all amendments thereto.

           Signature/Title                          Signature/Title
           ---------------                          ---------------


--------------------------------------   --------------------------------------
          Shaun P. Mathews                           J. Scott Fox
       President and Director                Treasurer and Vice President
    (Principal Executive Officer)         (Principal Financial and Accounting
                                                       Officer)

                                                  /s/ Timothy A. Holt
--------------------------------------   --------------------------------------
      Morton Ehrlich, Director                 Timothy A. Holt, Director



--------------------------------------   --------------------------------------
     Maria T. Fighetti, Director                 Sidney Koch, Director



--------------------------------------   --------------------------------------
      David L. Grove, Director               Corine T. Norgaard, Director


        /s/ Daniel P. Kearney
--------------------------------------   --------------------------------------
     Daniel P. Kearney, Director             Richard G. Scheide, Director